Commitments and Contingencies	6 Months Ended
Jun. 30, 2022
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies	Commitments and Contingencies
Legal Matters
The Company is periodically involved in litigation and various legal matters that arise in the normal course of business. Such matters are subject to many uncertainties and outcomes which are not predictable. At the current time, the Company does not believe that any legal matters could have a material adverse effect on its financial position or future results of operations and therefore has not recorded any reserves in relation thereto as of June 30, 2022.
Capital Commitments
The Company is currently under contract with Daewoo Shipbuilding and Marine Engineering for the construction of two next-generation offshore WTIVs. The aggregate contract price is approximately $654.7 million of which $65.4 million has been paid. The vessels are expected to be delivered in the third quarter of 2024 and the second quarter of 2025, respectively. At June 30, 2022, the estimated future payment dates and amounts are as follows (dollars in thousands):

	DSME1	DSME2
2022	$33,036	$—
2023	66,072	32,441
2024	198,217	64,882
2025	—	194,644
	$297,325	$291,967
Performance Bonds
Under certain circumstances, the Company issues either advance payment or performance bonds upon signing a wind turbine installation contract. An advance payment bond protects the money being advanced to the Company by the client at the start of the project. The bond will protect the client for the full advanced amount should Seajacks default on the agreement. A performance bond can be issued to the client as a guarantee against the Company meeting the obligations specified in the contract. At June 30, 2022, there was approximately $31.2 million of bonds issued. At December 31, 2021, there was approximately $31.6 million of bonds issued, of which $7.1 million was guaranteed by the Company and $24.5 million was guaranteed by the former owners of Seajacks, a related party.
At June 30, 2022, the Company had a restricted cash balance of $15.0 million, which served as cash collateral on certain of the performance bonds issued.
Other
As of June 30, 2022, the Company’s contractual obligations and commitments consisted principally of debt repayments and future minimum purchases under non-cancelable purchase agreements. As of June 30, 2022, there have been no significant changes to such arrangements and obligations since December 31, 2021 other than as noted below (see Note 8, Debt, to the condensed consolidated financial statements).
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